STOCK PURCHASE AGREEMENT

THIS AGREEMENT is entered into this ___ day of July 2008 by and between INDEPENDENT FILM DEVELOPMENT CORPORATION, a Nevada Corporation (“Buyer”), and BASKETBALL TOURNAMENT ENTERPRISES, INC., a CaliforniaNevada corporation (“Issuer”), and provides as follows.

RECITALS

WHEREAS, Issuer desires to issue and Buyer desires to purchase in accordance with the terms and conditions provided for herein, a total of 3,000,000 shares of common stock of the Issuer, valued at $.13 per share.

WHEREAS, it is in the best interest of the Issuer and its continued operations to enter into this transaction.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound agree as follows:

ARTICLE I

PURCHASE OF SECURITIES

Section 1.1

ISSUE OF SECURITIES:

Subject to the terms and conditions set forth in this Agreement, Issuer shall transfer and convey 3,000,000 shares of common stock of Issuer to Buyer, free and clear of any and all liens, claims, and encumbrances, whatsoever, and Buyer shall purchase the Securities from Issuer (the “Transaction”).  Buyer shall take title to the Securities as follows: Independent Film Development Corporation.

Section 1.2

CONSIDERATION:

(a)

As payment for the transfer of the Securities by Issuer to Buyer, Buyer shall deliver the sum of 100,000 shares of common stock of Independent Film Development Corporation at closing.

ARTICLE II

PRECONDITIONS TO CLOSING/DUE DILIGENCE

Section 2.1

CONDITIONS TO CONSUMMATION OF THE TRANSACTION:  The respective obligations of the parties with respect to this Transaction shall be subject to satisfaction of conditions customary to transactions of this type, including without limitation, (a) execution of this Stock Purchase Agreement by all parties; (b) absence of a material adverse change in the condition (financial or otherwise), business, properties, assets or prospects of the Issuer or the Company prior to Closing, (c) absence of pending or threatened litigation, investigations or other matters affecting the Issuer, the Company, the Buyer or the Transaction, (d) satisfactory completion by the Buyer and the Issuer of a due diligence investigation of the other party; and (e) confirmation that the representations and warranties of each party are true and accurate in all respects.

Section 2.1

CONDITIONS PRECEDENT TO BUYER’S OBLIGATION TO CLOSE:  Buyer’ obligation to purchase the Securities and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

(a)

All representations and warranties of Issuer contained herein being true at the time of Closing;

(b)

Since the date of this Agreement, there must not have been commenced or threatened against Buyer, or against any person affiliated with Buyer, any Proceeding (i) involving any challenge to, or seeking damages or other relief in connection with the contemplated Transaction, or (ii) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with the contemplated transactions.

Section 2.2

CONDITIONS PRECEDENT TO ISSUER OBLIGATION TO CLOSE: Issuer’ obligation to sell the Securities and to take the other actions required to be taken by Issuer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Issuer, in whole or in part):

(a)

All representations and warranties of Buyer contained herein being true at the time of Closing;

(b)

Buyer shall have tendered the consideration as specified in Section 1.2 of this Agreement.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF ISSUER

Issuer, and where applicable the Company, represents and warrants that at the time of the execution of this Agreement and at the Closing thereof:

Section 3.1

MARKETABLE TITLE:

The Issuer shall convey to Buyer good and marketable title in and to the Securities, free and clear of any and all liens, claims, encumbrances, including, but not limited to, any and all pledges and security interests, and all other defects of title of any type whatsoever;

Section 3.2

AUTHORITY:

The Issuer has the right, power, legal capacity and authority to enter into and perform its respective obligations under this Agreement and no approvals or consents of any persons or entities are necessary in connection with it;

Section 3.3

OUTSTANDING CLAIMS, SUITS OR ACTIONS:

            Issuer is not aware of any outstanding claims, suits or actions or potential claims, suits or actions in connection with any or all of each of them, them as a group, the Transaction, and/or the Issuer.  Issuer has not been put on notice of default of any obligation.  Issuer is not aware of any individual suffering an injury on the premises owned and operated by Issuer.

Section 3.4

CREDITORS AND LIABILITIES:

There are no liens on assets, the Securities, or obligations of Issuer, and that the Issuer has no liabilities of any sort whatsoever which have not been disclosed or provided to, the Buyer in written due diligence documents presented by the Issuer to the Buyer, and that all federal, state, and local, taxes (including, but not limited to, sales and payroll taxes), assessments, fines, penalties, if any, have been prepared, filed, and paid with the appropriate governmental authorities up to and through the date of Closing, or if such returns have not been filed, the Issuer has no taxable obligations.

Section 3.5

CONTRACTS:  The Issuer is not the party to any agreement, contract, or understanding, oral or written, express or implied, which would prevent them from lawfully entering into this Agreement or which would create an obligation upon any of them as a result of this transaction.  All employees, vendors, contractors and the like are “at will.”  Issuer has no contract with a business broker and is not obligated to pay a business broker a commission as a result of this Transaction.

Section 3.6

SHARES OUTSTANDING: The Issuer is a privately held, non reporting corporation, whose capitalization, immediately after this offering, will consist of 5 million shares of common stock, all outstanding.

Section 3.7

LEGENDED SHARES: The Issuer represents that it is an accredited investor as that term is defined in rule 501(a) of Regulation D under the Securities Act of 1933, as amended, and that it understands that the certificates representing the shares will bear a legend substantially as follows:

  “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.  THEY MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (I) A REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933 IS IN EFFECT, (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.  HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT OF 1933.”

Section 3.8:

MISCELLANEOUS: The Issuer owns the National High School Tournament and trade name.  As a condition precedent to

ARTICLE IV

REPRESENTATION AND WARRANTIES OF THE BUYER

The Buyer represents and warrants that:

Section 4.1

The Buyer is a sophisticated investor.  The Buyer has the financial ability to pay the consideration required at Closing and to bear the economic risk of this investment in the Company, has adequate means for providing for the current needs and contingencies of the Buyer and have no need for immediate liquidity with respect to the investment in the Company.

Section 4.2

The Buyer:

(a)

has evaluated the risks of a purchase of the Securities and has relied solely upon its own investigation of the Issuer and the information and representations made by the Issuer and contained in this Agreement and any written information and documents provided to Buyer by the Issuer;

(b)

has been given the opportunity to ask questions of, and receive answers from, the Issuer concerning the terms and conditions of the Securities and other matters pertaining to this investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in any documents provided in order for the Buyer to evaluate the merits and risks of the purchase of the Securities to the extent the Issuer possesses such information or could acquire it without unreasonable efforts or expense, and have not been furnished with any other offering literature upon which the Buyer have relied;

(c)

has not been furnished by Issuer with any oral or written representation or oral or written information upon which the Buyer have relied in connection with the offering of the Securities that is not contained, or referred to,  in this Agreement;

(d)

has investigated the acquisition of the Securities to the extent the Buyer have deemed necessary or desirable and the Issuer have provided the Buyer with any assistance the Buyer have requested in connection herewith;

(e)

is an accredited investor as that term is defined in rule 501(a) of Regulation D under the Securities Act of 1933, as amended;

(f)

has determined that the Securities are a suitable investment for the Buyer and that at this time the Buyer could bear a complete loss of an investment in the Securities purchased hereby; and

(g)

together with their principals are experienced in transactions involving obtaining control of companies such as the Company.

Section 4.3

The Buyer is not relying on the Issuer, or any of its affiliates, or this Agreement, with respect to the Buyer’ tax consequences with respect to the Buyer’ purchase of the Securities.

Section 4.4

No federal or state agency has passed upon the Securities or made any finding or determination as to the fairness of this investment.

Section 4.5

The Buyer has the right, power, legal capacity and authority to enter into and perform their obligations under this Agreement and no approvals or consents of any persons or entities are necessary in connection with such actions.

Section 4.6

The Buyer is a publicly held corporation, reporting pursuant to Section 12(g) of the Securities Exchange Act of 1934, who has elected to be a business development company under the Investment Company Act of 1940.

ARTICLE V

CONDUCT OF BUSINESS/CONFIDENTIALITY

Section 5.1

EXPENSES.

Each party shall be responsible for their own attorney fees.

Section 5.2

CONFIDENTIALITY

 Each of the parties hereto agrees that it shall not use, or permit the use of, any and all of the information relating to the Issuer or the Buyer, respectively, furnished to each other in connection with this Transaction (“Confidential Information”), except publicly available or freely usable material as otherwise obtained from another source, in a manner or for a purpose detrimental to the Issuer or the Buyer, as the case may be, or otherwise than in connection with this Transaction. None of the Parties hereto shall, and each party shall cause its directors, officers, employees, agents, affiliates, and representatives not to, disclose, divulge, provide, or make accessible, or available, any and all of the Confidential Information, in whole or in part, to any person or entity, other than their respective and responsible officers, employees, advisors, or attorneys, or otherwise as required by law or regulation. The parties acknowledge that until public announcement, the terms and existence of this Agreement may be deemed material non-public information under the Securities Exchange Act of 1934, and shall govern their activities accordingly. Prior to Closing, neither party shall disclose the terms of this Agreement to any other person or entity other than its advisors who are under a legal or contractual obligation of confidentiality.  Prior to Closing, neither party shall disclose the existence of this Agreement except to such advisors or as necessary in connection with due diligence under this Agreement.

ARTICLE VI

THE CLOSING

Section 6.1

ISSUER OBLIGATIONS:

At the Closing, Issuer shall deliver to Buyer:

(a)

Certificates representing the 3,000,000 shares of common stock of the Issuer in the name of Buyer.

(b)

All other instruments or documents as may be reasonably required to consummate the Transaction contemplated by this Agreement.

(c )

Evidence of payment of current corporate fees to the California Secretary of State and corporate franchise taxes to the California Franchise Tax Board.

Section 8.2

BUYER OBLIGATIONS:

At the Closing, Buyer shall deliver to Issuer the following instruments and documents:

(a)

Certificates representing the 750,000 shares of common stock of Independent Film Development Corporation.

(b)

All other instruments or documents are may be reasonably required to consummate the Transaction contemplated by this Agreement.

(c)

A proxy, whereby Issuer’s current shareholders will have voting power for an additional 20% of the outstanding shares, except for those matters involving a capital expenditure by Issuer in excess of $1 million, not counting the Issuer’s operating budget.

(d)

A put option, whereby Issuer can put, at market value, a number of shares of Independent Film Development Corporation equal to 35% of 60% of Issuer’s stock to be owned by Buyer, exercisable for a period of seven years after closing.

Section 8.3

THE CLOSING.  The Closing shall occur on or before close of business on July 28, 2008 or as soon thereafter as possible using reasonable diligence and efforts.  Closing may occur in counterparts as necessary.

ARTICLE VII

POST CLOSING COVENANTS

Section 7.1

MANAGERIAL ASSISTANCE:  Buyer shall provide managerial

Assistance to Issuer, in the form of professional consultation and advice, but Buyer shall not manage the day to day operations of Issuer, who shall remain operationally autonomous.  Buyer and Issuer shall not consolidate financial statements.

Section 7.2

FINANCING: Buyer shall uses its best efforts to raise and fund Issuer’s

Working capital in the amount of $2,500,000 within 30 to 60 days after closing and to be completed no later than 90 days after closing, with a minimum of $100,000 within 30 days of execution of this agreement, which investment is contingent upon and shall be used to fund the 2009 National High School Tournament.  The financing shall be contingent upon the Issuer obtaining the rights to conduct the 2009 National High School Tournament, and a telecast agreement with ESPN or an equivalent major broadcaster, to televise the semi-final and final National High School Tournament games.

Issuer shall form an LLC, which shall own the Tournament, and the financing shall take the form of the sale of membership interests in the LLC, sale of common stock of the Issuer, and loans from the Buyer.  Any loans shall bear interest at the rate of 15% per annum, payable 7.5% per annum in annual payments to be paid within 60 days of completion of the Tournament, and the remaining 7.5% interest to accrue and be paid with principal on or before 60 months from closing of funding.  Buyer shall be entitled to designate an Executive Producer for the LLC, who shall be compensated $100,000 per year.

Section 7.2

ANTI-DILUTION: Except for the financing referred to in the preceding

Section, and any other capital financing as shall be approved by the Board of Directors, Issuer shall not issue any further shares of common stock to dilute the shareholdings of the parties.

Section 7.4

Issuer shall notify Buyer of affiliates, executives, or their family members or friends involved in the development of Issuer’s basketball tournaments or any related content development.

ARTICLE VIII

GENERAL PROVISIONS

Section 8.1

ASSIGNMENT: Seller may not assign or transfer their interest and/or rights under this Agreement without the prior written consent of the Buyer.  The Buyer may assign this Agreement to one or more persons or entities of which the Buyer controls without the consent of the Issuer.

Section 8.2

BINDING EFFECT: This Agreement shall be binding upon the parties hereto and their personal representatives, executors, heirs, beneficiaries, distributees, successors, and permitted assigns, if any.

Section 8.3

NOTICES:

Unless otherwise changed by written notice, any notice or other communications required or permitted hereunder shall be deemed given if sent facsimile, hand delivery or courier addressed to the respective party at the address set forth in the initial paragraph of this Agreement or by other means if receipt of such notice is acknowledged.

Section 8.4:

GOVERNING LAW:

This Agreement shall be governed and interpreted solely in accordance with the laws of the State of California, and applicable U.S. federal law, if any, and in each case without regard to their choice of laws principles.

Section 8.5:

SURVIVAL OF REPRESENTATIONS:

                      All agreements, representations, covenants, and warranties, on the part of the parties contained herein, shall survive the Closing of this Agreement, and any investigation made at the time with respect thereto, shall not merge into any of the documents and instruments executed and delivered pursuant hereto, and shall remain enforceable to the fullest extent permitted by law and/or equity.

Section 8.6:

ENTIRE AGREEMENT:

This Agreement embodies the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior, and contemporaneous, negotiations, agreements, and understandings, whether written or oral.  This Agreement, nor any provision herein, may not be changed, waived, discharged, or terminated, except by an express written instrument signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

ISSUER:

By______________________

Tyler Murphy, CEO

By______________________

Tom Murphy, CEO

BUYER

By________________________

George Ivakhnik, Executive Vice President

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